Supplement dated January 1, 2001
to the current Statement of Additional Information
for the following Funds

Delaware Cash Reserve
Delaware Tax-Free Money Fund

The following is added to the section of the Statement of Additional Information entitled "Distribution and Service":

     Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Trust's sub-distributor pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 350 Church Street, Hartford, CT 06103.

     The Distributor pays LFD a continuing fee at the annual rate of .04% of the average daily net assets of shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries.

     The fees associated with LFD's services to the Fund are borne exclusively by the Distributor and not by the Fund.

The date of this Supplement is January 1, 2001.